UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2011

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Boyd Gaming Corporation (the “Company”), held on May 26, 2011, the Company’s stockholders reapproved the Company’s 2000 Executive Management Incentive Plan (the “2000 MIP”). The Company’s Board of Directors and the Company’s stockholders had previously approved the 2000 MIP in 2006. Section 162(m) of the Internal Revenue Code requires that the 2000 MIP be submitted to the Company’s stockholders every five years for approval. The 2000 MIP provides the Company’s key executives with the opportunity to earn incentive awards based on the achievement of goals relating to the performance of the Company and its business units.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following proposals were voted on by the Company’s stockholders, as set forth below:

Proposal 1. Election of Directors.

	Votes For	Votes Withheld	Broker Non-Votes
Robert L. Boughner	59,928,714	4,734,122	14,768,074
William R. Boyd	62,652,757	1,010,079	14,768,074
William S. Boyd	62,631,867	1,030,969	14,768,074
Thomas V. Girardi	62,366,986	1,295,850	14,768,074
Marianne Boyd Johnson	62,645,315	1,017,521	14,768,074
Billy G. McCoy	62,319,813	1,343,023	14,768,074
Frederick J. Schwab	62,735,655	927,181	14,768,074
Keith E. Smith	60,075,721	3,587,115	14,768,074
Christine J. Spadafor	62,352,722	1,310,064	14,768,074
Peter M. Thomas	62,744,844	917,992	14,768,074
Veronica J. Wilson	62,746,138	916,698	14,768,074

Each of the director nominees were elected to serve as a director until the 2012 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

Proposal 2. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2011.

Votes For	Votes Against	Abstain
77,530,455	321,723	578,732

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified.

Proposal 3. Reapproval of the Company’s 2000 Executive Management Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
62,352,211	710,170	600,455	14,768,074

The Company’s 2000 Executive Management Incentive Plan was reapproved.

Proposal 4. An Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
51,892,314	9,450,283	2,320,239	14,768,074

The Company’s executive compensation was approved on an advisory basis.

Proposal 5. An Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
20,755,278	193,920	40,358,198	2,355,440	14,768,074

The option of holding the advisory vote on executive compensation every three (3) years was approved on an advisory basis by a majority of the votes cast on the proposal.

Consistent with the stated preference of a majority of the Company’s stockholders, the Board of Directors determined that it will include an advisory stockholder vote on executive compensation in its proxy materials every three (3) years until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s 2017 Annual Meeting of Stockholders.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2011	Boyd Gaming Corporation

/s/ Josh Hirsberg
Josh Hirsberg
Senior Vice President, Chief Financial Officer and Treasurer

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